FIRST AMENDMENT TO
LOAN AGREEMENT

THIS FIRST AMENDMENT TO LOAN AGREEMENT (this "*Amendment*") is made as of March 24, 2005 to that certain Loan Agreement, dated as of May 21, 2004 (the "*Agreement*"), by and among Quintessence Photonics Corporation, a Delaware corporation (the "*Company*"), and the Lenders listed on Schedule A attached thereto. All capitalized terms not defined herein shall have the meanings ascribed to such terms in the Agreement.

RECITALS

WHEREAS, the undersigned Lenders represent holders of not less than 50% in aggregate principal amount of the Notes currently outstanding; and

WHEREAS, the Company and the undersigned Lenders desire to amend the Agreement and certain documents related thereto to provide for (i) an extension of the maturity date of the Loans made by the undersigned Lenders and (ii) certain other modified terms, all on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Subject to the terms and conditions set forth in this Agreement, the Company and each of the undersigned Lenders shall execute and deliver an amendment to secured promissory note, in the form of Exhibit A attached hereto (each, a "*Note Amendment*"), with respect to each Note previously issued to such Lender.

2. In consideration of the extension of maturity date and other payment obligations set forth in each Note Amendment, and as a condition to the effectiveness thereof, the Company shall execute and deliver each of the warrants attached hereto as Exhibits B, C, D, E, F and G (collectively, "*New Warrants*"), each of which shall constitute a Warrant for all purposes under the Agreement. The undersigned Lenders understand and agree that each of them must surrender, at the time of delivery of the New Warrants attached hereto as Exhibits B, D and F, all original Warrants previously issued to such Lender. The Company may issue New Warrants to any other Lender not a signatory hereto, who executes and delivers appropriate documentation to effect an amendment of all Notes (substantially in the form of Exhibit A attached hereto) held by such Lender, on identical terms as set forth in the New Warrants.

3. Concurrently with the delivery of the documents contemplated by Paragraphs 1 and 2 hereof, the Company, each of the undersigned Lenders and the Collateral Agent shall execute and deliver the amendment to security agreement attached hereto as Exhibit H.

4. The Company and the undersigned Lenders hereby expressly agree and consent to the amendment of Notes held by other Lenders, who are not signatories hereto, and the issuance of New Warrants to such Lenders, each as contemplated by Paragraph 2 hereof, and in each case

on substantially the same terms, and in any event no more favorable terms, than those afforded to the undersigned Lenders.

5. Except as provided herein, the Agreement shall remain in full force and effect.

6. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same Amendment.

* * *

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Loan Agreement to be effective as of the date first above written.

Company:

QUINTESSENCE PHOTONICS CORPORATION

By: Jeffrey Ungar

Name: JEFFREY UNGAR

Title: CEO

Lender:

ENVISION PARTNERS

By: ______________________

George Lintz, Partner

By: ______________________

Jeffrey Feld, Partner

EXHIBIT A

FORM OF NOTE AMENDMENT

EXHIBIT B

AMENDED AND RESTATED WARRANT – RAYMAN

EXHIBIT C

ADDITIONAL WARRANT – RAYMAN

EXHIBIT D

AMENDED AND RESTATED WARRANT – LINTZ

EXHIBIT E

ADDITIONAL WARRANT – LINTZ

EXHIBIT F

AMENDED AND RESTATED WARRANT -- FELD

EXHIBIT G

ADDITIONAL WARRANT – FELD

EXHIBIT H

FORM OF SECURITY AGREEMENT AMENDMENT